BBH TRUST
BBH CORE SELECT
CLASS N SHARES (“BBTEX”)
RETAIL CLASS SHARES (“BBTRX”)
SUPPLEMENT DATED MARCH 2, 2015
TO THE PROSPECTUSES
DATED MARCH 2, 2015

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus.

Effective close of business on November 30, 2012, and subject to certain exceptions, BBH Core Select (the “Fund”) is closed to new investors. An existing investor that has been a shareholder in the Fund continuously since November 30, 2012, either directly or as the beneficial owner of shares held in another account (an “Existing Shareholder”), may make additional investments in the Fund and reinvest dividends and capital gain distributions. In addition, an employee benefit plan that is an Existing Shareholder may continue to buy shares in the ordinary course of the plan’s operations, even for new plan participants. The Fund’s closure to new investors does not restrict any shareholders from redeeming shares of the Fund.

In addition to Existing Shareholders, the Fund will remain open to:

• shareholders of any of the funds in the BBH Trust that have at the time of investment in the Fund a combined balance of $100,000 in any of the funds in the BBH Trust (in their own name or as beneficial owner of shares held in someone else’s name);

• shareholders that received shares of the Fund after November 30, 2012, as a gift or inheritance from an Existing Shareholder of the Fund;

• an account for an employee benefit plan sponsored by an organization that is an Existing Shareholder or an affiliated organization;

• an employee benefit plan or other type of corporate or charitable trust account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable trust account that is an Existing Shareholder of the Fund;

• a director or officer of the BBH Trust, or a partner or employee of BBH or its affiliates, or a member of the immediate family of any of those persons;

• a client of BBH or entity that otherwise has an existing business relationship with BBH, provided that, in the judgment of BBH, the proposed investment in the Fund would not adversely affect BBH’s ability to manage the Fund effectively;

• a client of a financial advisor or a financial planner, or an affiliate of such financial advisor or financial planner, that has been notified by BBH that its clients may invest in the Fund;

• an investor purchasing Fund shares through a sponsored fee-based program pursuant to an agreement with BBH, BBH Trust or its distributor, provided that the sponsor has been specifically notified in writing that shares may continue to be offered through such program;

• a client of an institutional consultant, provided that BBH has notified the consultant in writing that the client may invest in the Fund.

The Fund will accept new accounts for an employee benefit plan if the employee benefit plan is sponsored by an organization that also sponsors (or is affiliated with a sponsor of) another plan that is an Existing Shareholder. In addition, the Fund may accept new accounts for an employee benefit plan if the plan is a client of an institutional consultant or a Registered Investment Advisor that has an existing business relationship with BBH or BBH Trust, provided that BBH or BBH Trust has notified that consultant or Registered Investment Advisor in writing that the plan may invest in the Fund.

Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these exceptions.

The Fund’s ability to enforce the closure of the Fund and the exceptions listed above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

To ask questions about your ability to invest in the Fund, please call BBH at 1-800-575-1265.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.